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                                                                 EXHIBIT 23.3





                                    CONSENT
                                    -------


     I, James A. Pitts, hereby consent to being named as a nominee to the Board of Directors of HealthDrive Corporation (the "Company") in the Registration Statement of the Company on Form S-1, file No. 333-49721 as filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.


                                        /s/ James A. Pitts
                                       ------------------------------------
                                       James A. Pitts